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                                                                      Exhibit 23


                         Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-55976) pertaining to the STERIS Corporation 401(k) Plan and Trust of our report dated June 19, 1998, with respect to the financial statements and schedules of the STERIS Corporation 401(k) Plan and Trust included in this Annual Report (Form 11-K) for the year ended December 31, 1997.

                                                Ernst & Young LLP

                                                Cleveland, Ohio
                                                July 19, 1998